SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2003

LIONBRIDGE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-26933	04-3398462
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 WINTER STREET WALTHAM, MASSACHUSETTS	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 434-6000

Registrant’s telephone number, including area code

Item 7.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. On June 21, 2001, the registrant, through Diamond Acquisition Corp. (DAC), its wholly-owned subsidiary, acquired Data Dimensions, Inc. (“DDI”) pursuant to an Agreement and Plan of Reorganization (the “Agreement”) dated as of March 8, 2001. Under the terms of the Agreement, DAC was merged (the “Merger”) with and into DDI, with DDI surviving the Merger, and as a result of the Merger, DDI become a wholly-owned subsidiary of the registrant on June 21, 2001. In January 2003, DDI was renamed “VeriTest Inc.” Audited Consolidated Financial Statements of DDI for 1999 and 2000 were filed with the Securities and Exchange Commission in Amendment No. 1 to the Registrant’s Registration Statement on Form S-4 (File No. 333-58564) and are attached hereto as Exhibit 99.1. Unaudited Consolidated Financial Statements of DDI for the quarter ended March 31, 2001 were filed with the Securities and Exchange Commission by DDI prior to the effective date of the Merger, and are attached hereto as Exhibit 99.2

(c) Exhibits.

Exhibit 23.1 – Consent of PricewaterhouseCoopers, LLP.

Exhibit 99.1 – Audited Consolidated Financial Statements of Data Dimensions, Inc.

Exhibit 99.2 – Unaudited Consolidated Financial Statements of Data Dimensions, Inc. for the Quarter ended March 31, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.

(Registrant)

/s/    Stephen J. Lifshatz

Stephen J. Lifshatz

Senior Vice President and Chief Financial Officer

May 20, 2003